                                                                EXHIBIT 10(g)

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 29, 1999 by and among Folksamerica Holding Company, Inc., a New York corporation (the "Borrower"), Bank One, NA (f/k/a The First National Bank of Chicago), individually and as agent ("Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                 R E C I T A L S

     A. The Borrower, the Agent, the Lenders and ABN AMRO Bank, NA are party to that certain $100,000,000 Credit Agreement dated as of February 24, 1999 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

               (a) ARTICLE I is amended as follows:

               (i) by deleting the definitions of "Aggregate Commitment", "Commitment", "Corporate Base Rate", "Documentation Agent", "Eurodollar Base Rate", "Facility Termination Date", "Floating Rate" and "Lenders" and replacing each in its entirety to read as follows:

               "`Aggregate Commitment' means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The Aggregate Commitment as of October 29, 1999 is $120,000,000."

               "`Commitment' means, for each Lender, the obligation of such Lender to make Loans and participate in Facility Letters of Credit not exceeding the amount set forth opposite its name on the Commitment Schedule or as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to
          SECTION 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof."

               "`Corporate Base Rate' means a rate per annum equal to the corporate base rate or prime rate of interest announced by Bank One or by its parent, Bank One Corporation, from time to time, changing when and as said corporate base rate or prime rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. Bank One may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate."

               "`Documentation Agent' means First Union National Bank, in its capacity as Documentation Agent for the Lenders pursuant to ARTICLE X, and not in its capacity as Lender."

               "`Eurodollar Base Rate' means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, PROVIDED that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Loan and having a maturity equal to such Interest Period."

               "`Facility Termination Date' means February 24, 2005 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

               "`Floating Rate' means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day, and (b) the sum of the Federal Funds Effective Rate for such day PLUS 1/2% per annum; PROVIDED, that `Floating Rate' means, for any day for the period from November 15, 1999 to January 15, 2000, a rate of interest per annum equal to the highest of (i) the Corporate Base Rate for such day, (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum and (iii) the sum of the then current Federal Reserve Board Open Market Committee's `Target Fed Funds Rate' for such day plus 1 1/2% per annum plus the Applicable Eurodollar Margin, in each case changing when and as the Corporate Base Rate, the Federal Funds Effective Rate or the Target Fed Funds Rate, as the case may be, changes."

               "`Lenders' means the lending institutions listed on the signature pages of Amendment No. 2 to Credit Agreement, dated as of October 29, 1999, and their respective successors and assigns."

              (ii) by deleting the definition of "First Chicago" and replacing it in its entirety with the following definition of "Bank One" in its proper alphabetical order:

               "`Bank One' means Bank One, NA, a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors."

              (iii) by deleting the definition of "Fund" and replacing it in its entirety with the following definition of "WMIG" in its proper alphabetical order:

               "`WMIG' means White Mountains Insurance Group, Inc., a Delaware corporation formerly known as Fund American Enterprises Holdings, Inc., and, subject to satisfaction of the applicable Reorganization Conditions, its successors pursuant to the Reorganization Transactions."

              (iv) by adding the following definitions for "Commitment Schedule", "Medium Term Notes", "Medium Term Note Indenture", "Reorganization Conditions", "Reorganization Transactions", "Syndication Agent", "White Mountains-Arizona", "White Mountains-Bermuda" and "White Mountains-Delaware" each in its proper alphabetical order:

               "`Commitment Schedule' means the Schedule attached hereto identified as such."

               "`Medium Term Notes' means the securities issued by WMIG under the Medium Term Note Indenture in the original aggregate principal amount of $150,000,000, of which approximately $100,385,000 remains outstanding as of October 29, 1999."

               "`Medium Term Note Indenture' means that certain indenture dated as January 1, 1993 between WMIG, as issuer, and Bank One Trust Company, NA (f/k/a The First National Bank of Chicago), as trustee, as amended and supplemented from time to time."

               "`Reorganization Conditions' means: (a) with respect to the transaction described in CLAUSE (b) of the definition of Reorganization Transactions, WMIG shall have furnished to the Agent, with sufficient copies for the Lenders, the following documents, all of which shall be in form and substance reasonably satisfactory to the Lenders and their counsel: (i) the certificate of merger and all other merger documents, (ii) the articles of incorporation of the surviving entity, (iii) the bylaws of the surviving entity, (iv) a certificate of incumbency as to the authorized officers for the surviving entity, (v) an affirmation by the surviving entity of its Obligations under the Guaranty as successor to WMIG, (vi) opinions of counsel as to such matters as the Agent may reasonably request and (vii) a certificate of compliance by the surviving entity as to the matters described in SECTIONS 6.12(c)(i) and (iii) of the WMIG Credit Agreement; and (b) with respect to the transaction described in CLAUSE (c) of the definition of Reorganization Transactions, WMIG shall have furnished to the Agent, with sufficient copies for the Lenders, the following documents, all of which shall be in form and substance reasonably satisfactory to the Lenders and their counsel: (i) the memorandum of continuance filed with the Registrar of Companies in Bermuda and all other redomestication documents,
          (ii) the bye-laws of the continuing entity, (iii) a certificate of incumbency as to the authorized officers for the continuing entity,
          (iv) an affirmation by the continuing entity of its Obligations under the Guaranty as successor to WMIG, (v) opinions of counsel as to such matters as the Agent may reasonably request and (vi) a certificate of compliance by the continuing entity as to the matters described in SECTIONS 6.12(c)(i) and (iii) of the WMIG Credit Agreement."

               "`Reorganization Transactions' means the subsidiary formation, merger and change of domicile transactions, taken together, by which (a) White Mountains-Delaware has formed a Wholly-Owned Subsidiary, White Mountains Insurance Group (Arizona), Inc., (b) immediately preceding and for the purpose of consummating the transaction described in CLAUSE (c) below, White Mountains-Delaware merges with and into White Mountains-Arizona, which will be the surviving corporation in the merger, with each outstanding share of common stock of White Mountains-Delaware converted automatically into one share of common stock of White Mountains-Arizona, (c) White Mountains-Arizona is redomiciled and continues its existence as White Mountains-Bermuda upon registration of the memorandum of continuance by the Registrar of Companies in Bermuda, with each outstanding share of common stock of White Mountains-Arizona continuing automatically as one common share of White Mountains-Bermuda, (d) White Mountains forms a new subsidiary, White Mountains Properties (Barbados) SRL, a Barbados corporation (and Wholly-Owned Subsidiary of White Mountains-Delaware), and contributes all the shares of common stock of White Mountains Properties, Inc., a Delaware corporation and survivor of a merger with Fund American Enterprises, Inc., to such new subsidiary, after which White Mountains Properties (Barbados) SRL will merge White Mountains Properties, Inc. with and into the Borrower with the Borrower being the surviving entity and (e) White Mountains-Delaware forms a new Wholly-Owned Subsidiary, White Mountains Holdings (Barbados) SRL, a Barbados corporation, and contributes all the shares of common stock of White Mountains to such new subsidiary."

               "`Syndication Agent' means Fleet National Bank, in its capacity as Syndication Agent for the Lenders pursuant to ARTICLE X, and not in its capacity as Lender."

               "`White Mountains-Arizona' means White Mountains Insurance Group (Arizona), Inc., an Arizona corporation."

               "`White Mountains-Bermuda' means White Mountains Insurance Group, Ltd., a Bermuda company, following the registration of the memorandum of continuance by White Mountains-Arizona with the Registrar of Companies in Bermuda."

               "`White Mountains-Delaware' means WMIG prior to the consummation of the Reorganization Transactions."

              (v) by deleting the definition for "Alternate Base Rate".

              (b) Each reference therein to "First Chicago" is deemed amended to be a reference to "Bank One".

              (c) Each reference therein to "Alternate Base Rate" is deemed amended to be a reference to "Floating Rate".

              (d) Each reference therein to "Fund" is deemed amended (including in other defined terms) to be a reference to "WMIG".

              (e) SECTION 2.5.3(a) is amended by deleting the table therein and replacing it in its entirety with the following table:

              "DATE                     ANNUAL REDUCTION
               ----                    ------------------
               February 24, 2000          $ 5,000,000
               February 24, 2001          $15,000,000
               February 24, 2002          $20,000,000
               February 24, 2003          $20,000,000
               February 24, 2004          $25,000,000
               February 24, 2005          $35,000,000"

              (f) ARTICLE IV is amended by adding the following Section 4.3:

               "4.3. ADVANCES FOLLOWING REORGANIZATION TRANSACTIONS. The Lenders shall not be required to make any Advance and the Issuer shall not be obligated to issue any future Facility Letter of Credit after the consummation of any of the Reorganization Transactions unless on the applicable Borrowing Date the applicable Reorganization Conditions have been satisfied."

              (g) SECTION 6.4(a) is amended by adding the following at the end of the parenthetical phrase contained such section:

               "and any Wholly-Owned Subsidiary may discontinue its business pursuant to a merger permitted pursuant to SECTION 6.12 (or by a liquidation into another entity if a merger into such entity would be permitted by SECTION 6.12)"

              (h) SECTION 6.4(c) is amended by adding the following parenthetical phrase after the word "incorporation" on the second line of such section:

               "(except any Wholly-Owned Subsidiary may discontinue its business pursuant to a merger permitted pursuant to SECTION 6.12 (or by a liquidation into another entity if a merger into such entity would be permitted by SECTION 6.12))"

              (i) SECTION 6.8 is amended by adding the following at the end of the parenthetical phrase contained in such section:

               "and any Wholly-Owned Subsidiary may discontinue its business pursuant to a transaction permitted pursuant to SECTION 6.12(or by a liquidation into another entity if a merger into such entity would be permitted by SECTION 6.12)"

              (j) SECTION 6.11(j) is amended by deleting the reference contained therein to the dollar amount of "$10,000,000" and replacing it with a reference to the dollar amount of "$15,000,000".

              (k) SECTION 6.12(c) is amended by adding the following to the parenthetical phrase after the words "Borrower's Subsidiaries" and before the comma:

               "or pursuant to the Reorganization Transactions"

              (l) SECTION 6.14(a)(v) is amended by inserting on the first line after the word "entities" contained therein, the parenthetical phrase reading as follows:

               "(including the creation of Wholly-Owned Subsidiaries)"

              (m) SECTION 6.21.1 is amended by adding the following clause "(d)" at the end of such section:

               ", MINUS (d) an amount equal to 90% of the Special Dividend (as defined in the Dividend Schedule)."

              (n) Section 6.21.2 is amended in its entirety and replaced with the following:

               "6.21.2 MAXIMUM LEVERAGE RATIO. The Borrower shall at all times maintain a Leverage Ratio of (a) not greater than 37.5% through and including March 31, 2000 (b) not greater than 35% from April 1, 2000 through and including December 31, 2000, (c) not greater than 30% from January 1, 2001 through and including December 31, 2001, (d) not greater than 25% from January 1, 2002 through and including December 31, 2002, and (e) not greater than 20% at all times thereafter."

              (o) SECTION 6.21.4 is amended by adding the following clause "(c)" at the end of such section:

               ", MINUS (c) $13,500,000."

              (p) SECTION 6.22(a) is amended in its entirety and replaced with the following:

               "(a) file or consent to the filing of any consolidated, combined or unitary income tax return with any Person other than WMIG or the Borrower and its Wholly-Owned Subsidiaries or"

              (q) SECTION 7.5 is amended by adding the following proviso at the end of such section:

               "PROVIDED, HOWEVER, that in each case if any of the above described events arises with respect to WMIG and with respect to the Medium Term Notes or the Medium Term Notes Indenture and arises solely out of WMIG's consummation of the Reorganization Transactions, a Default shall not occur unless WMIG shall fail within ninety (90) days to pay in full any such Funded Indebtedness which has been declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof."

              (r) SECTION 10.17 is amended in its entirety and replaced with the following:

               "10.17 SYNDICATION AGENT AND DOCUMENTATION AGENT.

               (a) Fleet National Bank is hereby appointed Syndication Agent of the Lenders hereunder and under each Loan Document. Fleet National Bank shall not have any duties, responsibilities or liabilities in its capacity as Syndication Agent.

               (b) First Union National Bank is hereby appointed
          Documentation Agent of the Lenders hereunder and under each Loan Document. First Union National Bank shall not have any duties, responsibilities or liabilities in its capacity as Documentation Agent."

              (s) The DIVIDEND SCHEDULE is amended in its entirety and replaced with the DIVIDEND SCHEDULE attached hereto.

              (t) The PRICING SCHEDULE is amended in its entirety and replaced with the PRICING SCHEDULE attached hereto.

              (u) EXHIBIT C is amended in its entirety and replaced with EXHIBIT C attached hereto.

              (v) The Credit Agreement is amended by adding the COMMITMENT SCHEDULE attached hereto.

         2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

              (a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

              (b) After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

              (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

         3. EFFECTIVE DATE. This Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Agent and each of Lenders; provided that SECTION 1 hereof shall not become effective until the date (the "Effective Date") when the following additional conditions have also been satisfied:

              (a) a certificate, executed by the Secretary or Assistant Secretary of the Borrower, certifying (i) an attached copy of the Borrower's Board of Directors' resolutions authorizing its execution, delivery and performance under this Amendment and (ii) that there have been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of the Borrower delivered to the Agent on February 24, 1999;

              (b) the execution and delivery of the Reaffirmation of Guaranty in the form of EXHIBIT A hereto;

              (c) a certificate, executed by the Secretary or Assistant Secretary of WMIG, certifying that there have been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of Fund delivered to the Agent on February 24, 1999, or attached copies of such amendments, supplements or modifications;

              (d) Notes payable to the order of each of the Lenders in the amount of their respective increased Commitment duly executed by the Borrower;

              (e) payment of all fees by the Borrower due to the Agent and the Lenders;

              (f) ABN AMRO Bank, NA shall have consented to this Amendment and the reduction to $0 of its commitment under the Credit Agreement, such consent to be in form and substance satisfactory to the Agent; and

              (g) such other documents as the Agent or its counsel may have reasonably requested.

     In the event the Effective Date has not occurred on or before November 15, 1999, SECTION 1 hereof shall not become operative and shall be of no force or effect.

         4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

              (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         5. COSTS AND EXPENSES. The Borrower hereby affirms its obligations under Section 9.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

         6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature pages to follow]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                       FOLKSAMERICA HOLDING COMPANY, INC.

                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------

                                                   One Liberty Plaza
                                                   New York, NY 10006

                                       Attention:  Michael E. Tyburski

                                       Telephone:  (212) 312-2503
                                       Telecopier: (212) 346-0762

                                       BANK ONE, NA,
                                       Individually and as Agent

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       Address:  One Bank One Plaza
                                                 Chicago, IL 60670
                                                 Attn: Samuel W. Bridges
                                                       First Vice President

                                       Fax No.:  (212) 373-1393
                                       Tel. No.: (212) 373-1142

                                       FLEET NATIONAL BANK

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       Address:  One Federal Street-MAOFD06H
                                                 Boston, MA  02110-2010
                                                 Attn:  David A. Bosselait
                                                        Vice President

                                       Fax No.:  (617) 346-5825
                                       Tel. No.: (617) 346-5823

                                       FIRST UNION NATIONAL BANK


                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       Address:  1339 Chestnut Street, PA4819
                                                 Philadelphia, PA 19101-4819
                                                 Attn:  Joseph DiFrancesco

                                       Fax No.:  215-786-4114
                                       Tel. No.: 215-973-2944

                                       DEUTSCHE BANK AG,
                                       New York and/or Cayman Islands Branch

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------


                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       Address:  31 West 52nd Street
                                                 New York, NY  10019
                                                 Attn: George Korchowsky

                                       Fax No.:  212-469-8366
                                       Tel. No.: 212-469-8242

                                       DRESDNER BANK AG, New York and
                                       Grand Cayman Branches

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------


                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       Address:  75 Wall Street, 34th Floor
                                                 New York, NY  10005
                                                 Attn:  George Ferguson

                                       Fax No.:  212-429-2524
                                       Tel. No.: 212-429-3189

                                    EXHIBIT A

                            REAFFIRMATION OF GUARANTY

     The undersigned acknowledges receipt of a copy of Amendment No. 2 to Credit Agreement (the "Amendment") dated as of October 29, 1999, consents to such amendment and hereby reaffirms its obligations under the Guaranty dated as of February 24, 1999 in favor of Bank One, NA (f/k/a The First National Bank of Chicago), as Agent, for the Lenders (as defined in the Amendment).

Dated as of               , 1999
            ---------- ---

                                       WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------

                                PRICING SCHEDULE


--------------------------------------------------------------------------------------------------------------------------------
                       EURODOLLAR RATE APPLICABLE MARGIN*
                              (AS A PER ANNUM RATE)
--------------------------------------------------------------------------------------------------------------------------------
LEVERAGE RATIO                                       BEST'S RATING** GREATER THAN OR EQUAL TO"A"  BEST'S RATING** LESS THAN "A"
--------------------------------------------------------------------------------------------------------------------------------
GREATER THAN OR EQUAL TO 0.275 to 1.0                                   1.250%                                1.50%
--------------------------------------------------------------------------------------------------------------------------------
GREATER THAN OR EQUAL TO 0.20 to 1.0 but LESS THAN 0.275 to 1.0         1.000%                                1.25%
--------------------------------------------------------------------------------------------------------------------------------
GREATER THAN OR EQUAL TO 0.15 to 1.0 but LESS THAN 0.20 to 1.0          0.750%                                1.00%
--------------------------------------------------------------------------------------------------------------------------------
LESS THAN 0.15 to 1.0                                                   0.625%                                0.75%
--------------------------------------------------------------------------------------------------------------------------------

* Beginning on February 24, 2003, and continuing through the Maturity Date, the Applicable Margins shown in the table above will increase by 0.50%.

** Means the rating of Folksamerica Reinsurance Company provided by A. M. Best & Co.


-----------------------------------------------------------------------------
                               COMMITMENT FEE
                            (AS A PER ANNUM RATE)
-----------------------------------------------------------------------------
      LEVERAGE RATIO                                                        APPLICABLE FEE RATE
      --------------                                                        -------------------
      GREATER THAN OR EQUAL TO 0.20 to 1.0                                         0.250%
      GREATER THAN OR EQUAL TO 0.15 to 1.0 but LESS THAN 0.20 to 1.0               0.225%
      LESS THAN 0.15 to 1.0                                                        0.200%

                               DIVIDEND SCHEDULE

I. APPLIES AT ALL TIMES PRIOR TO TERMINATION OR EXPIRATION OF THE WMIG CREDIT
AGREEMENT:


-----------------------------------------------------------------------------------------------------------------------------------
                                  No "default" has occurred and is continuing      A "default" has occurred and is continuing
                                  under the WMIG Credit Agreement AND WMIG owns    under the WMIG Credit Agreement OR WMIG owns
                                  directly or indirectly at least 80% of the       directly or indirectly less than 80% of the
                                  fully-diluted common equity of the Borrower.     fully-diluted common equity of the Borrower
-----------------------------------------------------------------------------------------------------------------------------------
Dividends, Repurchases or         The Borrower will be permitted in any            The Borrower will be permitted in any
other Capital Distributions       Fiscal Year to pay dividends, repurchase         Fiscal Year to pay dividends, repurchase
                                  stock or make other capital distributions        stock or make other capital distributions
                                  (excluding the FAE Amount and the Special        (excluding the FAE Amount and the Special
                                  Dividend) in an aggregate amount equal to        Dividend) in an aggregate amount equal to
                                  the lesser of:                                   the lesser of:
                                  (a) $8,000,000;                                  (a) $2,000,000;
                                  (b) Combined Statutory Net Income for all        (b) Combined Statutory Net Income for all
                                  First-Tier Significant Insurance Subsidiaries    First-Tier Significant Insurance Subsidiaries
                                  for the most recently completed Fiscal Year;     for the most recently completed Fiscal Year;
                                  and                                              and
                                  (c) an amount equal to the excess of (i) the     (c) an amount equal to the excess of (i) the
                                  sum of (x) Cash Flow (determined as of           sum of (x) Cash Flow (determined as of
                                  December 31 of the preceding Fiscal Year)        December 31 of the preceding Fiscal Year)
                                  PLUS (y) cash and cash equivalents of the        PLUS (y) cash and cash equivalents of the
                                  Borrower (determined as of December 31 of the    Borrower (determined as of December 31 of the
                                  preceding Fiscal Year), MINUS (ii) Fixed         preceding Fiscal Year), MINUS (ii) Fixed
                                  Charges (determined as of December 31 of the     Charges (determined as of December 31 of the
                                  preceding Fiscal Year) multiplied by 125%.       preceding Fiscal Year) multiplied by 125%.
-----------------------------------------------------------------------------------------------------------------------------------

II.      APPLIES AT ALL OTHER TIMES:


-----------------------------------------------------------------------------------------------------------------------------------
                                  WMIG is in compliance with each of the           WMIG is not in compliance with each of the
                                  Guarantor Ratios AND WMIG owns directly          Guarantor Ratios OR WMIG owns directly
                                  or indirectly at least 80% of the fully-         or indirectly less than 80% of the fully-
                                  diluted common equity of the Borrower.           diluted common equity of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
Dividends, Repurchases or         The Borrower will be permitted in any            The Borrower will be permitted in any
other Capital Distributions       Fiscal Year to pay dividends, repurchase         Fiscal Year to pay dividends, repurchase
                                  stock or make other capital distributions        stock or make other capital distributions
                                  (excluding the FAE Amount and the Special        (excluding the FAE Amount and the Special
                                  Dividend) in an aggregate amount equal to        Dividend) in an aggregate amount equal to
                                  the lesser of:                                   the lesser of:
                                  (a) $8,000,000;                                  (a) $2,000,000;
                                  (b) Combined Statutory Net Income for all        (b) Combined Statutory Net Income for all
                                  First-Tier Significant Insurance Subsidiaries    First-Tier Significant Insurance Subsidiaries
                                  for the most recently completed Fiscal Year;     for the most recently completed Fiscal Year;
                                  and (c) an amount equal to the excess of (i)     and (c) an amount equal to the excess of (i)
                                  the sum of (x) Cash Flow (determined as of       the sum of (x) Cash Flow (determined as of
                                  December 31 of the preceding Fiscal Year)        December 31 of the preceding Fiscal Year)
                                  PLUS (y) cash and cash equivalents of the        PLUS (y) cash and cash equivalents of the
                                  Borrower (determined as of December 31 of        Borrower (determined as of December 31 of
                                  the preceding Fiscal Year), MINUS (ii) Fixed     the preceding Fiscal Year), MINUS (ii) Fixed
                                  Charges (determined as of December 31 of the     Charges (determined as of December 31 of the
                                  preceding Fiscal Year) multiplied by 125%        preceding Fiscal Year) multiplied by 125%
-----------------------------------------------------------------------------------------------------------------------------------

     For the purposes of this Dividend Schedule, the following terms have the following meanings:

     "FAE Amount" means a certain dividend, stock repurchase or other capital distribution by the Borrower in an aggregate amount not in excess of $30,000,000 to Fund American Enterprises, Inc., a Delaware corporation, on February 24, 1999, the total amount of which is used to repay all indebtedness, liabilities and obligations under and to terminate the $50,000,000 credit agreement of WMH.

     "Guarantor Ratios" shall mean:

     WMIG MINIMUM NET WORTH WMIG shall at all times maintain a minimum Net Worth at least equal to (a) the sum of (i) $514,530,000, PLUS (ii) an amount equal to 90% of the cash and non-cash proceeds of any equity securities issued by WMIG after September 30, 1998, MINUS (b) an amount equal to the lesser of (i) $30,000,000 or (ii) the aggregate amount expended by WMIG after September 30, 1998 to repurchase its capital stock in compliance with the WMIG Credit Agreement.

     WMIG MAXIMUM LEVERAGE RATIO WMIG shall at all times maintain a Leverage Ratio of not greater than 35%.

     "Special Dividend" means that certain one-time dividend (payable in two installments) made prior to December 31, 1999 by the Borrower to White Mountains Properties, Inc., a Delaware corporation and survivor of a merger with Fund American Enterprises, Inc., a Delaware corporation, and/or White Mountains Properties (Barbados) SRL, a Barbados corporation (or their successors) in an aggregate amount not to exceed $30,000,000.

     "Statutory Net Income" means, with respect to any First-Tier Significant Insurance Subsidiary for any computation period, the net income earned by such First-Tier Significant Insurance Subsidiary during such period, as determined in accordance with standard accounting practices.

                               COMMITMENT SCHEDULE


LENDER                                  COMMITMENT AMOUNT
------                                  -----------------
Bank One, NA                               $ 30,000,000

Fleet National Bank                        $ 27,000,000

First Union National Bank                  $ 24,000,000

Dresdner Bank AG, New York and             $ 22,000,000
  Grand Cayman Branches

Deutsche Bank AG, New York and/or          $ 17,000,000
  Cayman Islands Branch                    ------------

    AGGREGATE COMMITMENT                   $120,000,000